UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2016

Zafgen, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36510	20-3857570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Portland Street Boston, MA	02114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 622-4003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 18, 2016, Zafgen, Inc. issued a press release announcing the top-line results from its Phase 2b trial of beloranib in severe obesity complicated by type 2 diabetes. A copy of the press release is filed herewith as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on February 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2016	ZAFGEN, INC.

	By:	/s/ Thomas E. Hughes
Thomas E. Hughes. Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on February 18, 2016.

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